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                                                                    Exhibit 10.2
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                              EIGHTH AMENDMENT TO
                         CREDIT AND GUARANTY AGREEMENT

                                      AND

                             SEVENTH AMENDMENT TO
                               CREDIT AGREEMENT

                           Dated as of May 12, 2000

                                     Among

                            SPECIALTY CATALOG CORP.
                        SC CORPORATION, d/b/a SC DIRECT
                              SC PUBLISHING, INC.
                        DAXBOURNE INTERNATIONAL LIMITED

                                      and

                              FLEET NATIONAL BANK




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               EIGHTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
                                      AND
                     SEVENTH AMENDMENT TO CREDIT AGREEMENT

     This EIGHTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT and SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of May 12, 2000 by and among SPECIALTY CATALOG CORP., a Delaware corporation (the "Company" or the "Parent"), SC CORPORATION, a Delaware corporation d/b/a SC DIRECT ("SC Direct"), and SC PUBLISHING, INC., a Delaware corporation ("SC Publishing") (each a "U.S. Borrower," and collectively, the "U.S. Borrowers"), DAXBOURNE INTERNATIONAL LIMITED, (Registered No. 3369640), a private company limited by shares formed under the laws of England and Wales (the "U.K. Borrower") (the U.S. Borrowers and U.K. Borrower, each a "Borrower," and collectively, the "Borrowers") and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association (the "Bank").

                                   Recitals
                                   --------

     The Borrowers and the Bank are parties to a Credit and Guaranty
Agreement dated as of March 12, 1997 (as amended, the "U.S. Credit Agreement") and a Credit Agreement dated as of October 3, 1997 (as amended, the "U.K. Credit Agreement") (each a "Credit Agreement," and collectively, the "Credit Agreements"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreements. The Borrowers desire to amend the Credit Agreements in certain respects, and the Bank is willing to agree to such amendments on the terms and conditions set forth herein.

     NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 5, the Borrowers and the Bank hereby amend the Credit Agreements as follows:

     Section 1.     Amendment of Definitions.  Section 1.1 of each of the
                    ------------------------
Credit Agreements is hereby amended as follows:

                    (a)  The definition of "Consolidated EBITDA" is hereby
                                            -------------------
               deleted in its entirety and a new definition substituted therefor as follows:

                         "`Consolidated EBITDA' shall mean for any
                           -------------------
                    period the sum of (a) Consolidated Net Income plus
                    (b) all amounts deducted in computing Consolidated Net Income in respect of (i) interest expense on Indebtedness, (ii) taxes based on or measured by income, and (iii) depreciation and amortization expense, in each case for the period under review; provided, however, that in calculating Consolidated
                    --------  -------
                    Net Income, (i) the restructuring charge incurred by the Company and its Subsidiaries relating to severance packages for certain senior employees during the quarter ended October 2, 1999, in an aggregate amount not to exceed $600,000, shall not be treated as an expense during such quarter but shall be treated as an expense in future quarters as and when such severance amounts are paid in cash or property, (ii) the charge incurred by the Company associated with the termination of the "Paula's Hatbox" line of

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                    business during the quarter ended January 1, 2000
                    up to $1,800,000, shall not be treated as an
                    expense, (iii) the non-operating charge incurred by the Company and its Subsidiaries associated with a proposed transaction with Golub Associates during the quarter ended March 31, 2000 up to $467,000, shall not be treated as an expense and
                    (iv) the charge incurred by the Company and its Subsidiaries related to severance payments made to the chief executive officer of the Company during the quarter ended March 31, 2000 up to $397,000, shall not be treated as an expense; and provided,
                                                            --------
                    further, that in calculating Consolidated EBITDA
                    -------
                    for any period through the third quarter of 2000 for the purposes of Sections 7.1 and 7.3 hereto, there shall be included an assumed $125,000 of net income from operations of American Healthcare Institute, Inc. ("AHI") for each quarter of operations of AHI through the third quarter of 1999 of the Borrowers."

                    (b) A new definition of "Eighth Amendment" shall be added in alphabetical order, as follows:

                         "`Eighth Amendment' shall mean the Eighth
                    Amendment to Credit and Guaranty Agreement and Seventh Amendment to Credit Agreement dated as of May 12, 2000 by and among the Borrowers and the Bank."

     Section 2.     Amendment of Financial Covenants.  Article 7 of each of
                    --------------------------------
the Credit Agreements is hereby amended by deleting Section 7.2 in its entirety and substituting therefor the following:

                         "Section 7.2.  Ratio of Consolidated Operating Cash
                                        ------------------------------------
                    Flow to Consolidated Total Debt Service. The Company and its
                    ---------------------------------------
                    Subsidiaries shall not permit for any period of four consecutive fiscal quarters, commencing with the period ending March 31, 2000, the ratio of (a) Consolidated Operating Cash Flow to (b) Consolidated Total Debt Service, to be less than 1.25-to-1.0; provided, however, that for
                                                 --------  -------
                    purposes of calculating Consolidated Total Debt Service, the Company shall be presumed to have made the required $500,000 principal payments on the Term Loan on January 4, 1999, July 1, 1999 and October 4, 1999, notwithstanding that such payments may actually have been made prior to such dates or deemed to have been made prior to such dates."

     Section 3.     Amendment of Events of Default.  Section 10.1 of each of
                    ------------------------------
the Credit Agreements is hereby amended by deleting paragraph (h) in its entirety and substituting therefor the following:

                         "(h)      The chief executive officer of the
                    Company, SC Direct and SC Publishing shall cease to serve actively as a full-time employee of such entities, whether by reason of death, disability, resignation, action by the Board of Directors, or otherwise, and 90 days shall have passed without express written waiver."

     Section 4.     Waiver of Default. The Bank hereby waives the Default that
                    -----------------
has occurred pursuant to Section 10.1(h) of the Credit Agreements (prior to amendment hereby) as a result of the cessation by Steven L. Bock of active full-time employment with the U.S. Borrowers. The Bank's waiver

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hereunder of such Default shall not establish a course of dealing or constitute or otherwise be an implicit waiver of subsequent Defaults.

     Section 5.     Effectiveness; Conditions to Effectiveness. This Eighth
                    ------------------------------------------
Amendment to Credit and Guaranty Agreement and Seventh Amendment to Credit Agreement shall become effective as of the date set forth above upon execution hereof by the Borrowers and the Bank and satisfaction of the following conditions:

               (a)  Fee.  The Borrowers shall have paid to the Bank a fee of
                    ---
$15,000, which fee shall be earned in full by the Bank upon its execution hereof.

     Section 6.     Representations and Warranties; No Default. The U.S.
                    ------------------------------------------
Borrowers hereby confirm to the Bank the representations and warranties of the U.S. Borrowers set forth in Article 5 of the U.S. Credit Agreement as amended as of the date hereof, as if set forth herein in full (provided, however, that
                                                    --------  -------
references therein to the 1996 Financial Statements shall be deemed to refer to the audited financial statements of Specialty Catalog Corp. and its Subsidiaries for fiscal year 1999; and provided, further, that the representation contained
                          --------  -------
in Section 5.12 of the U.S. Credit Agreement is qualified to the extent of the resignation of Steven L. Bock as a full-time employee of the Borrowers). The U.K. Borrower hereby confirms to the Bank the representations and warranties of the U.K. Borrower set forth in Article 5 of the U.K. Credit Agreement as amended as of the date hereof, as if set forth herein in full (provided, however, that references therein to the 1996 Financial Statements shall be deemed to refer to the audited financial statements of Specialty Catalog Corp. and its Subsidiaries for fiscal year 1999; and provided, further, that the representation contained
                          --------  -------
in Section 5.12 of the U.K. Credit Agreement is qualified to the extent of the resignation of Steven L. Bock as a full-time employee of the Borrowers). The Borrowers hereby certify that (except as set forth and waived by the Bank pursuant to Section 4 hereof) no Default exists under the Credit Agreements.

     Section 7.     Miscellaneous. The Borrowers agree to pay on demand all the
                    -------------
Bank's reasonable expenses in preparing, executing and delivering this Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP. This Amendment shall be a Bank Agreement under each of the Credit Agreements and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts (except to the extent it effects any amendment of the U.K. Credit Agreement, as to which English law shall apply).

                 [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the U.S. Borrowers, the U.K. Borrower and the Bank
have caused this Eighth Amendment to Credit and Guaranty Agreement and Seventh Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                     SPECIALTY CATALOG CORP.


                                     By: /s/ Thomas McCain
                                        ----------------------------------
                                         Name:  Thomas McCain
                                         Title: Senior Vice President

                                     SC CORPORATION d/b/a SC DIRECT


                                     By: /s/ Thomas McCain
                                        ----------------------------------
                                         Name:  Thomas McCain
                                         Title: Senior Vice President

                                     SC PUBLISHING, INC.


                                     By: /s/ Thomas McCain
                                        ----------------------------------
                                         Name:  Thomas McCain
                                         Title: Senior Vice President

                                     DAXBOURNE INTERNATIONAL LIMITED


                                     By: /s/ Thomas McCain
                                        ----------------------------------
                                         Name:  Thomas McCain
                                         Title: Senior Vice President

                                     FLEET NATIONAL BANK


                                     By: /s/ John Sharry
                                        ----------------------------------
                                         Name:  John Sharry
                                         Title: Vice President

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                          ACKNOWLEDGMENT OF GUARANTOR

     The undersigned, Guarantor of all Bank Obligations pursuant to an Unlimited Guaranty dated as of December 30, 1997, hereby acknowledges and consents to the foregoing.

                                       SC LICENSING CORP.


                                       By: /s/ Bradford Bishop
                                        ----------------------------------
                                           Name:  Bradford Bishop
                                           Title: President